Exhibit 10(f)


                     AMENDMENT TO INTERIM MERCHANT AGREEMENT


BANK:  Household Bank (SB), N.A.        MERCHANT:  Heilig-Meyers Company
       1111 Town Center Drive                      12560 West Creek Parkway
       Las Vegas, Nevada 89144                     Richmond, VA  23238

This Amendment to Interim Merchant Agreement ("Amendment") is made and entered into as of the 14th day of November, 2000 by and between Household Bank (SB), N.A. (herein "Household") and Heilig-Meyers Company, a Virginia corporation, debtor and debtor-in-possession (herein "Merchant") and amends the Interim Merchant Agreement, dated September 13, 2000 by and between the parties ("Interim Agreement").

         WHEREAS, the Bankruptcy Court entered an Order approving the Interim Agreement on September 13, 2000.

         WHEREAS, under its terms the Interim Agreement was scheduled to terminate 60 days after its Effective Date in the event the parties had not agreed to and executed a Definitive Agreement.

         WHEREAS, the parties are near agreement on the terms of a Definitive Agreement, but such agreement may not be finalized and executed prior to the scheduled termination date of the Interim Agreement.

         WHEREAS, in order to finalize and execute the Definitive Agreement the parties have agreed to continue to operate pursuant to the Interim Agreement and desire to amend and extend the Interim Agreement.

         NOW THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

Section 15 of the Interim Agreement is hereby amended and modified to substitute "one hundred (100) days" in lieu of "sixty (60) days" in each and every instance in which it appears in said Section.

All capitalized terms not otherwise defined herein shall have the same meaning afforded them in the Interim Agreement.

Except as otherwise modified herein, the terms and conditions of the Interim Agreement shall remain in full force and effect.

         IN  WITNESS   WHEREOF,   the  parties  have  caused  their   authorized
representatives to execute the Amendment to Interim Agreement as of the date set forth above.

BANK:                                       MERCHANT:

HOUSEHOLD BANK (SB), N.A.                   HEILIG-MEYERS COMPANY

By: /s/ Joseph W. Hoff                      By: /s/David S. Herman
   -----------------------                     -------------------------
Print Name: Joseph W. Hoff                  Print Name: David S. Herman

Title:  Vice President                      Title: Senior Vice President -
                                                   Credit



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